United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

CLARUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34767 (Commission File Number)	58-1972600 (IRS Employer Identification Number)

2084 East 3900 South, Salt Lake City, Utah (Address of principal executive offices)	84124 (Zip Code)

Registrant’s telephone number, including area code: (801) 278-5552

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.0001 per share	CLAR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)        Each of Michael A. Henning and Donald L. House had previously determined not to stand for re-election as directors of Clarus Corporation (the “Company”) at its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 29, 2025, and therefore each of them ceased to be a director of the Company as of the conclusion of the Annual Meeting. The respective decisions of Messrs. Henning and House not to stand for re-election were not the result of any dispute or disagreement with the Company on any matter relating to the operations, policies, or practices of the Company.

(e)        On May 29, 2025, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders approved the Clarus Corporation Amended and Restated 2015 Stock Incentive Plan (the “Plan”).  The Plan had previously been approved and adopted by the Company’s Board of Directors on April 16, 2025, subject to the approval of the Company’s stockholders.

The Plan amends and restates the Clarus Corporation 2015 Stock Incentive Plan (the “2015 Plan”), which was previously approved by the Company’s stockholders on December 11, 2015. The material amendments to the 2015 Plan include, but are not limited to: (i) reducing the number of shares available for issuance under the 2015 Plan from 12,436,040 (after giving effect to the aggregate annual increases provided therein) to a fixed share reserve of 7,500,000 shares of the Company’s Common Stock available for grant under the Plan; (ii) the removal of the evergreen provision previously included in the 2015 Plan, which provided for annual increases of 5% of the number of shares outstanding from the end of the prior year in question; (iii) the removal of the provision that, in any calendar year, no Participant shall be granted Awards in respect of more than 500,000 shares of Common Stock (whether through grants of options or SARs or other Awards of Common Stock or rights with respect thereto) or cash-based Awards for more than $2,500,000; and (iv) an extension of the plan’s term to the tenth (10th) anniversary of the effective date of the Plan. In addition to these amendments, other non-material revisions were made to align the plan with the latest applicable laws, rules, regulations, and current best practices. Capitalized terms not otherwise defined herein shall have their respective meanings as set forth in the Proxy Statement (as defined herein).

The principal features of the Plan are described in detail under “PROPOSAL 3 APPROVAL OF THE CLARUS CORPORATION AMENDED AND RESTATED 2015 STOCK INCENTIVE PLAN” of the Company’s Proxy Statement filed by the Company with the Securities and Exchange Commission on April 24, 2025, as supplemented by the Proxy Statement Supplement filed on May 16, 2025 (the “Proxy Statement”). A copy of the Plan is attached as Appendix A to the Proxy Statement and is incorporated herein by reference as if fully set forth herein. The foregoing summary description of the Plan is not intended to be complete and is qualified in its entirety by the complete text of the Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)        Of the 38,401,824 shares of common stock outstanding and entitled to vote at the Annual Meeting, 34,708,530 shares of common stock were present in person or by proxy and entitled to vote, representing approximately 90.38 % of the Company’s shares of common stock entitled to vote at the Annual Meeting.

(b)        At the Annual Meeting, the Company’s stockholders: (i) approved the election of each of the following five director nominees standing for election: Warren B. Kanders, Nicholas Sokolow, Susan Ottmann, Roger Werner, and Mark M. Besca, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, and (iii) approved the Amended and Restated 2015 Stock Incentive Plan.

The voting results for each proposal are set forth below:

Proposal 1 – To elect five members to serve on the Company’s Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Warren B. Kanders	23,967,362	7,019,442	3,721,726
Nicholas Sokolow	17,679,529	13,307,275	3,721,726
Susan Ottmann	24,049,290	6,937,514	3,721,726
Roger Werner	23,784,565	7,202,239	3,721,726
Mark M. Besca	28,323,661	2,663,143	3,721,726

Proposal 2 – To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
34,368,158	337,038	3,334	0

Proposal 3 – To approve and adopt the Amended and Restated 2015 Stock Incentive Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
20,035,252	10,333,898	617,654	3,721,726

Item 8.01. Other Events.

On May 29, 2025, the Company delivered a letter (the “Letter”) to Mr. Warren B. Kanders approving his request that he and his affiliates (collectively, “Kanders”) be permitted under the Company’s Rights Agreement, dated as of February 12, 2008, as amended by Amendment No. 1 thereto dated September 5, 2024, by and between the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer and Trust Company) to increase Kanders’ beneficial ownership to up to an additional 5,940,700 shares of common stock, which when combined with Kanders’ current beneficial ownership, would be approximately 32.9% of the Company’s outstanding shares of common stock. Such approval set forth in the Letter is conditioned upon, and subject to, among other things: (i) Kanders not increasing his beneficial ownership to in excess of 32.9% of the Company’s outstanding shares of common stock; and (ii) Kanders increasing his beneficial ownership to up to 32.9% of the Company’s outstanding shares of common stock, if at all, on or before the twenty-four month anniversary of the date of the Letter.

Furthermore, in the event that Kanders reduces his beneficial ownership to below 9.9% of the Company’s outstanding shares of common stock, the approval granted pursuant to the Letter shall immediately terminate and Kanders would need to obtain a new approval from the Company’s Board of Directors before seeking to again increase his beneficial ownership to in excess of 9.9% of the Company’s outstanding shares of common stock.

Mr. Kanders is the Company’s Executive Chairman of the Board of Directors and a member of the Company’s Board of Directors.

A copy of the Letter is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference as if fully set forth herein. The foregoing summary description of the Letter is not intended to be complete and is qualified in its entirety by the complete text of the Letter.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Letter to Warren B. Kanders dated May 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2025

CLARUS CORPORATION

By:	/s/ Michael J. Yates
Name:	Michael J. Yates
Title:	Chief Financial Officer